UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to §240.14a-12

PEMSTAR INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Filed by PEMSTAR INC.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: PEMSTAR INC.

Commission File No.:000-31223

FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger, the likelihood and timing of the closing of the proposed merger, integration plans and expected synergies and anticipated future financial and operating performance and results, including estimates for growth. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance are not statements of historical facts and may be forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, for example, the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Pemstar Inc.’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully or that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the SEC by both Pemstar Inc. and Benchmark Electronics, Inc.

ADDITIONAL INFORMATION

This communication may be deemed to be a solicitation of a proxy from any security holder of Pemstar Inc. Benchmark Electronics, Inc. intends to file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Pemstar Inc. that also constitutes a prospectus of Benchmark Electronics, Inc., which will be sent to the shareholders of Pemstar Inc. Shareholders are urged to read the proxy statement/prospectus and any other relevant document when they become available, because they will contain important information about Benchmark Electronics, Inc., Pemstar Inc. and the proposed transaction. A definitive proxy statement will be sent to shareholders of Pemstar Inc. seeking approval of the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Pemstar Inc., upon written request to Pemstar Inc., 3535 Technology Drive, N.W., Rochester, Minnesota 55901, or by calling (507) 280-2385.

PARTICIPANTS IN THE PROPOSED TRANSACTION

Pemstar Inc. and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pemstar Inc. may be found in its 2006 Annual Report on Form 10-K filed with the SEC on June 23, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on June 30, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

# # # # #

concept to customer solutions Benchmark / Pemstar Agreement October 16, 2006 concept to customer solutions

Company Profile
Benchmark Electronics
20 years
Providing comprehensive and
innovative manufacturing and
supply chain solutions to leading
technology companies since 1986
Traded on NYSE under symbol
BHE
Global presence – 17 plants in 7
countries,  8,972 employees
Top 10 EMS companies world-
wide with projected revenue of
$2.9B in 2006
Complex, high-end technology
expertise
www.bench.com
Pemstar Inc
12 years
Providing Concept to Customer
Solutions since 1994
Traded on NASDAQ under symbol
PMTR
Global presence – 11 plants in 7
countries,  2,356 employees
Projected revenue of $ .8B in FY2007
Complex, high-end technology
expertise from Product Development
through fulfillment
www.pemstar.com

concept to customer solutions

Merger Synergies
•
Cultural fit
•
Values
• Strategies
• Target market segments
• Long term customer relationship approach
•
Complementary marquee customer portfolio with minimum overlap
•
Opportunities for cross-selling and to go deeper and wider
•
Complementary global footprint
•
Minimal duplication
• Stronger presence in all geographies (Pemstar brings Europe, BM brings Asia, LA)
•
Added capability for PEMSTAR customers from increased Capital/Cash
•
Can quickly Leverage PEMSTAR Capacity / Engineering Capability
•
Scale provides increased purchasing leverage and reduced public company costs
•
Savings from reduced financing debt

concept to customer solutions

Global Scale
San Jose CA
Rochester
MN
Almelo
The
Netherlands
Tianjin
China
Singapore
Dunseith
ND
Navan
Ireland
Austin TX
Brasov
Romania
Shenzhen
China
Korat
Thailand
Winona
MN
Seattle WA
Beaverton
OR
Angleton
TX
Huntsville AL
Hudson NH
Dublin
Ireland
Guadalajara
Mexico
Campinas
Brazil
Suzhou
China
Ayudhaya
Thailand
Loveland, CO
Benchmark Benchmark
Pemstar Pemstar
Both Both

concept to customer solutions

Complementary Site Locations strengthening the global footprint
Benchmark’s Global Footprint Pemstar’s Global Footprint
North America:
Winona, MN
Rochester, MN
Angleton, TX
Huntsville, AL
Hudson, NH
Beaverton, OR
Seattle, WA
Loveland, CO
Rochester, MN
Austin, TX
Dunseith, ND
San Jose, CA (Development facility)
Central and South America:
Guadalajara, Mexico
Campinas, Brazil
Europe:
Dublin, Ireland Navan, Ireland
Almelo, Netherlands
Brasov, Romania
Asia:
Singapore
Suzhou, China
Korat, Thailand
Ayudhaya, Thailand
Singapore
Shenzhen, China
Korat, Thailand
Tianjin, China

concept to customer solutions

Synergistic Core Values
Benchmark Core Values Pemstar Core Values
CUSTOMER DRIVEN CUSTOMER
ECONOMIC VALUE PROFITABLE GROWTH
OPERATIONAL EXCELLENCE QUALITY,  PEOPLE,
INNOVATION AND LEARNING
INTEGRITY PEOPLE,  CUSTOMER,
PROFITABLE GROWTH

concept to customer solutions

Synergistic Strategies
Benchmark Growth
Strategy
Pemstar Growth Strategy
Outsourcing opportunities
gain momentum in non-
traditional industries
Focus on market segments that
fit our core competencies – non
consumer
Increased support of existing
Customer’s – long term
relationships
Long term relationships
enabling growth with current
strategic customers
Increase market share with
customers
Grow with current strategic
customers
Continue to expand customer
base
Focus on new customers with
strategic fit to our targeted
market segments
Joint development projects
with Customer’s on new
products
Lead with Product Development
opportunities that flow into
manufacturing “Concept to
Customer”

concept to customer solutions

Synergistic and complementary market segments
Benchmark Target Market
Segments
Pemstar Target Market
Segments
Medical Medical
High End Computer Computer and Storage
Industrial Controls Industrial Equipment
Test and Measurement Test and Measurement
Telecommunications Communications
Military / Aerospace